UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No. )
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OMNOVA SOLUTIONS INC.
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Important Information
On July 3, 2019, OMNOVA Solutions Inc. (the "Company") announced it had entered into an Agreement and Plan of Merger with Synthomer plc ("Synthomer"), Spirit USA Holdings Inc., and Synthomer USA LLC, pursuant to which the Company would merge with Spirit USA Holdings Inc., a wholly-owned subsidiary of Synthomer, subject to shareholder and regulatory approvals and other customary conditions (the "Transaction").
In connection with the Transaction, on July 3, 2019, (i) the Company prepared and began to use a Q&A with respect to the Transaction, (ii) the Company's President and Chief Executive Officer, Anne Noonan, made a presentation concerning the Transaction using talking points which were subsequently distributed to Company employees, (iii) the Company prepared and began to use talking points for management discussions with employees relating to the Transaction, and (iv) the Company distributed to Company's employees a letter and slides by Synthomer plc chief executive Calum MacLean that were provided to Anne Noonan.
The text of the Q&A document, the Chief Executive Officer presentation and talking points, the manager talking points for discussions with employees, and the letter and slides from Synthomer's chief executive are reproduced below.

Transaction Q&A
Transaction and Rationale

1.	Who is Synthomer?
Synthomer is a $2.1 billion global supplier of aqueous polymers and specialty chemicals based in the United Kingdom.

2.	Why was Synthomer interested in acquiring OMNOVA?
The acquisition is very complementary to Synthomer’s current business and provides them with new technologies and markets and increased global presence. The nearly $3 billion size of the combined businesses creates major advantages in terms of scale, portfolio, and growth potential.
In addition, the acquisition will provide Synthomer with a strong North American presence, significantly improved specialty strength in Europe, and expanded presence in Asia.

3.	Why do you believe this deal is in the best interest of shareholders?
OMNOVA shareholders will receive $10.15 per share in cash, which represents a 58% premium to the closing price of $6.42 on July 2, 2019. The premium to our share price and the value to be delivered to our shareholders were key considerations in the Board’s decision to sell. In addition, the combination of OMNOVA and Synthomer will become a major force in the special chemicals industry, with best-in-class operational capabilities and a strengthened ability to invest in growth and innovation.

4.	Are you sure the purchase price is an accurate reflection of the value of the company?
OMNOVA is a public company and as such our board of directors has a responsibility to explore all opportunities for value creation and act in the best interest of the shareholders and employees, among other stakeholders. The Board believes this is a value maximizing transaction, and in line with precedent transactions in the space.

5.	When did negotiations begin? Did other potential buyers show interest?
Details will be available in OMNOVA’s proxy statement when it is filed with the SEC.

6.	What are the terms of the agreement?
This information is available in detail in our definitive agreement, which has been filed with the SEC.

7.	When do you expect the transaction to close?
We expect the transaction to close in late 2019 or early 2020.

8.	Are there risks that the transaction will not close?
The transaction is subject to certain conditions such as the receipt of regulatory approvals and approval by both the Company’s and Synthomer’s shareholders.

9.	Did this decision result from OMNOVA’s recently low stock price?
No.

10.	Why was this announced so early in the morning?
Synthomer is a UK-based company and wanted to announce the transaction before stock trading began in London. We wanted to ensure we followed with our announcement quickly afterwards to ensure that our investors, employees, and other stakeholders would hear directly from us.

11.	Do you expect shareholder litigation?
The Company does not comment on litigation matters.
Employees

12.	Is OMNOVA now “owned” by Synthomer?
No. The Company has entered an agreement to be acquired by Synthomer. Before the transaction can occur, both OMNOVA and Synthomer will need to seek shareholder and regulatory approvals. We expect the transaction to close in late 2019 or early 2020. In the meantime, we will continue business as usual as an independent company.

13.	Will anything change for OMNOVA’s employees before closing?
Until the transaction closes in late 2019 or early 2020, it is business as usual:

•	all of OMNOVA’s plans, policies, and benefits will continue

•	merit cycles and bonus programs will continue as usual

•	OMNOVA and Synthomer will operate as separate and independent businesses and may not coordinate commercial activities
Regardless of the potential transaction, it is critical that we continue to drive toward zero-incident safety performance and deliver 2019 financial and strategic commitments. We must ensure that we do not miss any steps in providing our customers with the best products and service.

14.	What will change for OMNOVA’s employees after closing?
The definitive agreement provides customary protections for our employees, including the maintenance of at least current compensation levels, equivalent benefit plans, and current severance programs, until at least the end of 2020. If the transaction closes in early 2020, the protections will extend to the end of 2021. Afterwards, Synthomer may decide to adjust benefits plans and programs as it determines appropriate for the attraction and retention of employees.

15.	Will anything change for collective bargaining agreements? What about upcoming contract negotiations?
It’s business as usual, and any currently planned negotiations will proceed as normal.

16.	Synthomer has disclosed they are looking for nearly $30 million of synergies from the transaction. How many jobs will be lost? Will any facilities be closed?
We cannot speak for Synthomer, and they have not had any discussions with OMNOVA personnel regarding facilities or operations after closing. Synthomer will provide more details of their plans as integration plans are developed.
You should know that given the complementary nature of our businesses and footprint, Synthomer has expressed a strong interest in employee retention to support their growth strategy. During conversations with Anne, Calum MacLean, CEO of Synthomer noted that the organizations are highly complementary, and that Synthomer values the “knowledge, expertise and capability” of OMNOVA employees.
As with any combination, there will likely be some overlap of functions between the two companies. Based on Synthomer’s public disclosures, we expect that most of their projected synergies will come from dissolving OMNOVA’s Board of Directors and eliminating executive leadership positions.

17.	Will Synthomer provide any severance, benefits, or other assistance to the employees that are laid off?
The definitive agreement provides that OMNOVA’s current severance benefits program will remain in place until at least the end of 2020, and if the transaction closes in 2020, the program will extend to the end of 2021. The leadership of both companies has committed that employees will be treated fairly. Keep in mind this announcement is just the first step in the process and we will let you know more as soon as we can.

18.	What will happen if the sale does not go through for some reason?
Should the deal not close as expected, OMNOVA would continue as an independent public company. Therefore, we must continue to deliver on our 2019 safety, financial, and strategic commitments. We must continue to operate our business in a manner consistent with our core values of Safety, Integrity, Agility and Accountability.

19.	Will the Synthomer culture be a good fit for us?
Yes. From everything we have learned, Synthomer’s culture and people philosophy are very similar to OMNOVA’s and we believe Synthomer will be a great cultural fit for OMNOVA employees.

20.	Can I buy or sell OMNOVA shares? Are there any restrictions?
You are free to buy/sell OMNOVA stock in the ordinary course. However:

•	If you are an OMNOVA employee who is subject to OMNOVA’s Insider Trading Policy, you must still follow its window period and pre-clearance requirements.

•
As we work with Synthomer towards closing, there may be certain employees who will be restricted from trading in OMNOVA stock because of their involvement in the transaction. These employees will be notified of the restrictions if and when they apply.

21.	How much money will executive leadership make from the transaction?
Synthomer has agreed to honor all existing employee agreements and severance programs. Shareholders will receive the offer value of $10.15 per share for their OMNOVA shares. For the executives, their individual, market-based, plans will be honored by Synthomer, and information concerning executive compensation will be disclosed in the Company’s proxy statement filed with the SEC.

Customers and Suppliers

22.	What can OMNOVA’s customers/partners/suppliers expect to change as a result of the transaction?
Importantly, until the transaction closes, OMNOVA will continue to operate as an independent enterprise. Nothing will change for customers in the near term and their point of contact at OMNOVA will remain the same as it is today. We will continue to provide customers with the high level of service and quality products that they have come to expect from us.
We believe this transaction will benefit our customers by making OMNOVA part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty solutions.

23.	Will Synthomer continue to support my business after the closing?
While we cannot speak for Synthomer, Synthomer is acquiring our entire business and has not given us any indication that they plan to discontinue any part of our business. OMNOVA has complementary chemistries across our portfolio, including both Specialty Solutions and Performance Materials. We expect to hear more from Synthomer soon about their plans.

24.	Does this mean OMNOVA products may become available in other geographies and markets?
In the near term it will be business as usual. While we can’t speak for Synthomer, we believe this transaction will benefit our customers by making OMNOVA part of a larger, stronger global enterprise with the resources to fully support a more diverse suite of specialty solutions.

Important Disclosures
Forward-Looking Statements
Forward-looking statements within this Current Report on Form 8-K are being made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the transactions contemplated by the Merger Agreement with Parent. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the proposed transactions on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the proposed transactions, including, without limitation, the receipt of approval from the Company’s shareholders and Parent’s shareholders, the timing (including possible delays) and receipt of regulatory clearance from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.
Additional Information
In connection with the proposed transactions, the Company intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to the Company’s shareholders, and other documents relevant to the transactions contemplated by the Merger Agreement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company’s at the SEC’s web site at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from the Company’s website, www.omnova.com, or by contacting the Company’s Investor Relations at (216) 682-7003.
Participants in the Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed transactions. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement and other documents relevant to the proposed transactions that the Company intends to file with the SEC. These documents may be obtained for free (when they become available) as described above.

## Talking Points

## ANNE NOONAN PRESENTATION – EUROPE AND APAC

OMNOVA SOLUTIONS
THE SCIENCE IN BETTER BRANDS™
Global Innovator of Performance-Enhancing Chemistries and Surfaces
Agreement to be acquired by Synthomer
Anne Noonan, President and CEO
July 3, 2019
Company Confidential
EMEAI & APAC

- Good morning and good afternoon to our OMNOVA employees in Europe and Asia.
- I want to thank everyone for joining this webcast on such short notice. We have important news to share with you today.
- I would like to announce that OMNOVA Solutions has entered into an agreement to be acquired by Synthomer plc, a $2.1 billion global supplier of specialty chemicals and aqueous polymers based in the United Kingdom.

Page 1

Overview
OMNOVA
SOLUTIONS
synthomer
A leading supplier of aqueous polymers
• $2.1B in Annual Revenue in FY18
• 2,750 employees
• 16 countries
• 25 manufacturing sites
Strategically pursuing a specialization strategy
Company Confidential
2

- Like OMNOVA, Synthomer is focused on excellence in research and development, technical service, deep application knowledge, and a passion for innovation.
- This announcement is game changing for both companies.
- I am sure it is a lot for everyone to absorb.
- I want to share with you the strong potential that exists with the combination of our companies.
- In my experience, it is rare to see two companies that are such a strong complementary strategic fit for one another as Synthomer and OMNOVA.

Page 2

Eight Consecutive Quarters of Specialty Growth
OMNOVA SOLUTIONS
Evidence That Our Specialty Strategy Is Working
Specialty Sales Growth Due to Volume YOY
20%
15%
10%
5%
0%
1.1%
6.7%
1.0%
5.1%
16.1%
2.4%
2.0%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
4
Company Confidential

- To help you understand how this acquisition agreement came about, I want to go back to our Q3 2018 earnings release.

- At that time, we announced our 7th consecutive quarter of specialty growth and the acquisition of OMNOVA Portugal. Within days, a number of potential buyers approached OMNOVA's Board of Directors.

- Because we are a public company, our Board of Directors has a fiduciary responsibility to consider all opportunities for value creation and to act in the best interest of the shareholders and our employees.

- The board entered into discussions with Synthomer because they felt the combination would maximize value for shareholders and provide the best opportunity for OMNOVA employees.

- It is important to note that Synthomer approached OMNOVA's Board of Directors. Not the other way around.

- It is because of the excellent strategic execution of OMNOVA employees over the last four years in transforming our company into a leading global specialty solutions provider that OMNOVA is a very attractive acquisition for Synthomer.

- The value and premium to our share price offered by Synthomer and the strength of the combined organizations were key considerations in the Board's decision to sell.

Page 3

- Having shared with you the background of this acquisition agreement, I want to speak to you about why OMNOVA and Synthomer will become a major force in the specialties industry, with best-in-class operational capabilities and a strengthened ability to invest in growth and innovation.

Shared Values and Core Competencies
OMNOVA SOLUTIONS
Values-based culture – safety before all else
A shared commitment to employee engagement and empowerment.
Close relationships with top-tier customers
Willingness to invest in specialty growth and high-margin markets
A passion for operational efficiency and reliability
Broad product portfolio and customer relationships to accelerate innovation and market opportunities
4
Company Confidential

- To begin, OMNOVA and Synthomer share important foundational values and core competencies, including strengths in innovation, operational, and commercial excellence.

- OMNOVA and Synthomer are - in many ways - kindred organizations with many things in common:
    - Values-based culture that puts safety before all else.
    - Both organizations place a high value on empowered and engaged employees.
    - Close relationships with top-tier customers.
    - Willingness to invest in specialty growth and high-margin markets.
    - A passion for operational efficiency and reliability.
    - Desire to leverage a broad product portfolio and customer relationships to accelerate innovation and market opportunities.
- It is indeed rare to find two organizations that share similarities on so many levels.

Page 4

- What is truly unique, however, is the way OMNOVA and Synthomer bring different strengths to the table in terms of geographies, markets and technologies. They are a strategic partner.

Synthomer Operations Footprint – With OMNOVA
OMNOVA SOLUTIONS
OMNOVA plants
Synthomer plants
5
Company Confidential

- An excellent example of our complementary strengths can be seen in the geographic view of our plant locations.

- For OMNOVA's part, we provide Synthomer with a strong North American presence, a larger specialty business and portfolio in Europe, and increased presence in Asia.

- Synthomer has corresponding strengths plus the ability and the intent to invest in operations and technology needed to compete and win in high-growth, high-margin markets.

Page 5

Combined: Global Leader with Nearly $3B in Revenue
Accelerating Growth Together
synthomer
OMNOVA SOLUTIONS
Expanded Geography
Better able to serve customers across three continents and have greater geographic dispersion of product technologies.
Expanded Product Portfolio
Increased opportunities in high-growth sectors including specialty coatings and oil and gas.
Shared Values and Culture
More opportunities for development and career advancement
6
Company Confidential

- The combination of Synthomer and OMNOVA results in a company with nearly $3B in revenue and a strong balance sheet to invest both organically and inorganically to further accelerate growth.

- Together we will more effectively compete to win in our selected markets while also providing increased opportunities for the professional development and growth of employees.

- This similar outlook, approach, and set of priorities will help ensure productive collaboration between our organizations.

Page 6

OMNOVA SOLUTIONS
synthomer
OMNOVA SOLUTIONS
7
Company Confidential

- I know some employees may be concerned for their future. While I cannot speak on behalf of Synthomer, I do not believe they want to buy us so they can immediately close or sell entire business lines.

- Throughout our discussions, Synthomer has repeatedly stated the importance of OMNOVA's expertise, knowledge and skills, along with our operations and technology to support its strategic growth plans.

- Later today, I will be sharing a letter with you from Calum MacLean, CEO of Synthomer, in which he shares his enthusiasm and his vision for a combined company that will rely heavily on OMNOVA's strengths.

- Today is the first step in a process that will likely continue into late 2019 or early 2020 while we seek regulatory and shareholder approvals. And while I am very confident this transaction will close, it is by no means a sure thing.

- Therefore, it is critical that we continue to drive toward zero-incident safety performance and deliver 2019 business results. Until the deal closes, it is business as usual. We must stay focused on delivering our 2019 financial and strategic commitments.

Page 7

- And our legal and ethical compliance remains critically important. Our policies on confidentiality, insider trading and other business conduct policies all continue to apply.
- Lastly, during the next few months, you may receive questions about this transaction from reporters or investors.  If you do, please direct them to Frank Esposito.  His email is Frank.Esposito@omnova.com, and his phone number in the US is 216-682-7134.
- This announcement is the first of many communications about the acquisition and our plans going forward and there will be more information to share soon.
- Meetings are being scheduled with OMNOVA employees to provide further updates and field questions.
- At this time, we are ready to begin taking questions from employees.

Page 8

Important Disclosures
Forward-Looking Statements
Forward-looking statements within this Current Report on Form 8-K are being made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the transactions contemplated by the Merger Agreement with Parent. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the proposed transactions on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the proposed transactions, including, without limitation, the receipt of approval from the Company’s shareholders and Parent’s shareholders, the timing (including possible delays) and receipt of regulatory clearance from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.
Additional Information
In connection with the proposed transactions, the Company intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to the Company’s shareholders, and other documents relevant to the transactions contemplated by the Merger Agreement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company’s at the SEC’s web site at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from the Company’s website, www.omnova.com, or by contacting the Company’s Investor Relations at (216) 682-7003.
Participants in the Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed transactions. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement and other documents relevant to the proposed transactions that the Company intends to file with the SEC. These documents may be obtained for free (when they become available) as described above.

# Synthomer Acquisition Talking Points

## OMNOVA EMPLOYEES

- Today, we have announced that OMNOVA Solutions is being acquired by Synthomer, a $2.1 billion global supplier of specialty chemicals and aqueous polymers based in the United Kingdom
- Like OMNOVA, Synthomer is a focused on excellence in research and development, technical service, deep application knowledge, and a passion for innovation.
- Synthomer and OMNOVA have many similarities, including:
    - Values-based culture that put safety before all else.
    - Both organizations place a high value on empowered and engaged employees.
    - Close customer relationships with top-tier customers.
    - Willingness to invest in specialty growth and high-margin markets.
    - A passion for operational efficiency and reliability.
    - Desire to leverage a broad product portfolio and customer relationships to accelerate market opportunities.
- OMNOVA provides Synthomer with a strong North American presence, a larger specialty business and portfolio in Europe, and an increased presence in Asia.
- Synthomer has corresponding strengths plus the ability and intent to invest in operations and technology needed to compete and win in high-growth, high-margin markets.
- Together we will more effectively compete to win in our selected markets while also providing increased opportunities for the professional development and growth of employees.
- This similar outlook, approach, and set of priorities will help ensure productive collaboration between our organizations.
- We expect the transaction to close in the late 2019 or early 2020.
- The excellent strategic execution by OMNOVA employees in transforming our company into a leading global specialty solutions provider made us a very attractive acquisition for Synthomer.
- It is critical that we continue to drive toward zero-incident safety performance and deliver 2019 business results. Until the deal closes, it is business as usual. We must stay focused on delivering on our 2019 financial and strategic commitments.
- This announcement is the first of many communications about the acquisition, and there will be more information to share soon.

Page 1

- If you have questions, be sure to ask them.  We commit to doing our best to provide opportunities for dialogue throughout the process.

Page 2

Important Disclosures
Forward-Looking Statements
Forward-looking statements within this Current Report on Form 8-K are being made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the transactions contemplated by the Merger Agreement with Parent. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the proposed transactions on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the proposed transactions, including, without limitation, the receipt of approval from the Company’s shareholders and Parent’s shareholders, the timing (including possible delays) and receipt of regulatory clearance from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.
Additional Information
In connection with the proposed transactions, the Company intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to the Company’s shareholders, and other documents relevant to the transactions contemplated by the Merger Agreement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company’s at the SEC’s web site at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from the Company’s website, www.omnova.com, or by contacting the Company’s Investor Relations at (216) 682-7003.
Participants in the Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed transactions. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement and other documents relevant to the proposed transactions that the Company intends to file with the SEC. These documents may be obtained for free (when they become available) as described above.

synthomer

Anne P. Noonan
Chief Executive Officer
OMNOVA Solutions Inc.
25435 Harvard Road
Beachwood, Ohio 44122-6201
U.S.A.

3rd July 2019

Dear Anne,

Following the announcement of our agreed transaction today, I wanted to write on behalf of Synthomer to say how excited we are about the imminent prospect of bringing our businesses together. Our respective companies are a great fit - highly complementary businesses that will combine to create a major global player with greater scale, international reach and a strong platform from which to invest in future growth.

At the heart of our rationale for doing this transaction is bringing two strong and high performing businesses together, uniting the knowledge, expertise and capability of both organisations around the world. Given the strong geographical fit we do not envisage any major impact on assets, the sales force or technical support teams.

I am conscious that one of the headline numbers in our announcement is the cost synergies that we expect to achieve by merging OMNOVA with Synthomer. Whilst no decisions have been taken, we anticipate that this will largely come from delisting OMNOVA from the New York Stock Exchange and streamlining areas in both organisations where there are clear overlaps of responsibilities. Any changes that are made will adhere to all appropriate consultation processes and under the clear guidelines of the existing OMNOVA employment policies.

Under the current management team, Synthomer has made significant investment in both capital and people to grow the business. Furthermore, through a sustained focus on manufacturing and safety practices, we have been able to more than halve the safety injury rates across Synthomer since 2014.  In the short period that we have worked together we feel that OMNOVA shares similar culture and values which we feel will greatly support an effective integration.

I have attached a handful of slides that clearly explain our business in the likely event that your colleagues around the world want to know more about Synthomer in the coming days. I very much look forward to completion which we are targeting for late 2019/early 2020 and making it a priority to meet new colleagues. Together I am confident that the enlarged business has an extremely exciting future.

Best wishes,

Calum MacLean
Chief Executive Officer
Synthomer plc

1

B-10B
VD-Latex
2719/5362521
500 m³

# About Synthomer

3 July 2019

# A Leading Speciality Chemical Company

- **A Top 5 Global Supplier of emulsion and speciality polymers with £1.6bn of sales**
  - A producer of innovative formulations to support customers in a range of industries, from construction through paints and coatings to healthcare.
- **25 production sites, 4 global R&D centres and sales in all geographies**
  - Close customer proximity and target a number one or two position in chosen markets
  - A robust and successful research and development pipeline
- **A strong track record of organic growth and M&A**
  - Significant CAPEX to drive growth since 2016
  - 3 bolt acquisitions since 2015
- **c.2900 employees around the world**
  - A growing presence in emerging markets
  - Strengthening global employee brand
- **Listed on London Stock Exchange with a market capitalisation of £1.3bn**

FTSE 250

Synthomer PLC 2

# A Global Footprint

## Sales by destination

**54%**
Western Europe

**28%**
Asia

**9%**
Eastern Europe, ROW

**6%**
Americas

**3%**
MEA

**£ 181.0M EBITDA**

2018 results Synthomer plc proforma

Synthomer Headquarters
London (UK) (Synthomer Headquarters)
Europe
Marl (Germany) (Regional Centre), Accrington (UK), Asua (Spain), Evergem (Belgium), Filago (Italy), Hasselt (Netherlands), Harlow (UK), Langelsheim (Germany), Oss (Netherlands), Oulu (Finland), Pischelsdorf (Austria), Ribecourt (France), Sant' Albano (Italy), Sokolov (Czech Republic), Stallingborough (UK), Worms (Germany)
Middle East
Dubai (UAE) (Regional Centre), Dammam (Saudi Arabia), 10th of Ramadan City (Egypt)
Americas
Atlanta (GA) (Regional Centre), Roebuck (SC)
Asia
Kuala Lumpur (Malaysia) (Regional Centre), Chonburi (Thailand), Ho Chi Minh City (Vietnam), Kluang (Malaysia), Pasir Gudang (Malaysia), Shanghai (China)

Synthomer PLC 3

# Performance Elastomers

36.4%
35.9%
10.3%
10.0%
7.4%
Paper
Health & Protection
Carpet
Compounds
Foam

**859.5ktes**
Volumes

**£704.5m**
Revenue

- **Sector position**
  - Major producer globally of Nitrile butadiene rubber latex
  - Major producer of European Styrene butadiene rubber latex
  - Major producer globally of high solids styrene butadiene rubber
- **Principal sectors served**
  - Medical gloves, medical devices and healthcare markets
  - Coated board, speciality and graphic papers and packaging, mattresses, pillows and footwear
  - Compounds for residential, industrial, automotive, carpets and artificial turf
- **Profile**
  - Twelve manufacturing plants located in Malaysia, Italy, Germany, Finland, Austria, the Netherlands and Egypt producing in excess of 850ktes per annum
  - Performance Elastomers is focused on products where scale is important and manufacturing operations differentiated by the ability to handle high hazard raw materials and complex processes. Assets utilise advanced proprietary technology and innovation chemistry

Synthomer PLC 4

# Functional Solutions

1.3%
13.9%
40.4%
21.6%
22.8%
Coatings
Textile
Construction
Adhesives
Other

**526.0ktes**

Volumes

**£680.1m**

Revenue

- **Sector position**
  - Top five global aqueous polymer producer, with key positions in dispersions in Europe, Middle East and Asia
- **Principal sectors served**
  - Construction, coatings, adhesives, technical textiles and oilfield
- **Profile**
  - Fourteen manufacturing plants located in Germany, UK, Spain, Italy, France, Czech Republic, Saudi Arabia, Malaysia, Vietnam, Thailand, and the USA producing in excess of 500ktes per annum
  - Functional Solutions is focused on speciality markets with complex manufacturing operations to supply differentiated water based dispersions to localised markets. Manufacturing assets utilise advanced proprietary technology and innovative chemistry. Research and development, technical service and deep application knowledge are key to growth

Synthomer PLC 5

# Industrial Specialities

29.2%
21.9%
48.9%
Coatings
Polymer Additives
Other

**132.1ktes**
Volumes

**£234.3m**
Revenue

- **Sector position**
  – Strong presence in niche speciality chemicals globally
- **Principal sectors served**
  – Specialist market positions including PVC manufacture, construction, catalyst, automotive and raw material polymer manufacture
- **Profile**
  – Six manufacturing plants located in UK, Italy, Czech Republic and Belgium
  – Industrial Specialities has a range of manufacturing operations focused mainly on specialist niche manufacturing in non-water-based speciality chemical manufacture

Synthomer PLC 6

# SHE and Manufacturing Excellence

## Our Manufacturing Excellence Programme is improving performance by implementation of best in class practices

### Safety, Health and Environmental

Recordable Injury Case Rates
Injuries per 100,000hours
1.4
1.2
1
0.8
0.6
0.4
0.2
0
1.32
1.04
0.7
0.51
0.55
0.3
0.13
0.23
2011
2012
2013
2014
2015
2016
2017
2018

- "Global Principles & Golden SHE rules" implemented
- Excellent SHE awareness with Line Managers fully accountable
- Global Management System (SHEMS)

### Investment in Strategic Sites

Pasir Gudang, MY
90kte expansion(1)

**Largest manufacturer** in global customer centre of Malaysia operating the **largest and most competitive assets in the world**

Worms, Germany
36kte expansion

High capability **plant to become the largest plant** in Europe for complex speciality acrylics

Phased debottlenecking and expansion of unique process operating **some of the largest batch reactors in industry**

*Source: Company information; (1) Infrastructure in place for further 60kte expansion. (2) Excluding acquisitions.*

Synthomer PLC 7

# R&D delivering impressive track record and pipeline

**New products (% of sales)**

FY18A
21%
FY17A
20%
FY16A
20%
FY15A
18%
FY14A
16%

**21%** of sales generated from products launched in the last 5 years

## Always Developing

| | | |
|---|---|---|
| **£17m** of R&D Investment(1) | **15** Product launches(1) | **28** Patent fillings(2) |

## Always Innovating

| | | |
|---|---|---|
| **186** R&D employees | **4** Technical centres globally | **13** Active university collaborations |

*(1) during FY18A; (2) over the last 6 years.*

Synthomer PLC 8

# Strong track record of organic growth and M&A

synthomer

| | | |
|---|---|---|
| 1 | **Research and development and technical expertise to exploit new markets** | ▪ Anticipate market trends and customer requirements to deliver improved and differentiated products<br>▪ Focused on development rather than pure research |
| 2 | **Research and development and technical expertise to exploit new markets** | ▪ Operate continuous improvement across operations<br>▪ Identify good practices and share throughout the business<br>▪ Improved commercial, HR, IT and procurement functions |
| 3 | **Research and development and technical expertise to exploit new markets** | ▪ Drive profitability through maximum utilisation of assets<br>▪ Identify the causes of production bottlenecks and find innovative solutions |
| 4 | **Research and development and technical expertise to exploit new markets** | ▪ Seek to add capacity, particularly in growth markets |
| 5 | **Research and development and technical expertise to exploit new markets** | ▪ Actively seek opportunistic bolt-on M&A in similar chemistries |
| 6 | **Research and development and technical expertise to exploit new markets** | ▪ Transformational acquisitions not limited by geography or chemistry<br>▪ Growth, stable EBITDA margins, R&D are some of the target criteria |

**Organic**

**M&A**

## Strategy generating stable, consistent, and growing Free Cash Flow

Synthomer PLC 9

# Omnova and Synthomer are a Strong Strategic Fit

| Synthomer Key Activities | | Omnova Key Activities |
|---|---|---|

- *Aqueous (acrylic & vinylic based) dispersions*

**Functional Solutions**

- *NB[1] rubber latex*
- *SB[2] rubber latex*
- *High solids SB rubber*

**Performance Elastomers**

- *Speciality chemical additives*
- *Non-aqueous based chemistry*

**Industrial Specialities**

- Speciality coatings
- Construction
- Adhesives & sealants
- Textiles
- Oilfield
- Additives

- Additives for gloves
- Coatings for specialty paper and packaging
- Compounds and carpet

- Attractive positions in niche segments of construction, transport & other sectors

**C.A.ST[3]**

**Oil & Gas**

**Elastomers**

**Performance Additives**

**Paper and Carpet**

**Laminates & Films**

**Coated Fabrics**

1. Nitrile Butadiene
2. Styrene Butadiene
3. Coatings, Adhesives & Sealants and Surface Treatment

Synthomer PLC 10

# Increased International Presence in N. America & Asia

North America
Synthomer + Omnova: 9
Synthomer: 1
Omnova: 8
EMEA
Synthomer + Omnova: 18
Synthomer: 16
Omnova: 2
Asia
Synthomer + Omnova: 7
Synthomer: 4
Omnova: 3
/ / = # of production facilities

## Revenue by Geography

### Synthomer(1)

£1.6bn
5%
71%
24%
N. America
Europe
Asia & RoW

### Omnova(2)

£0.6bn
58%
21%
20%
N. America
Europe
Asia & RoW

### Synthomer + Omnova(1,2)

£2.2bn
19%
58%
23%
N. America
Europe
Asia & RoW

1. Based on Synthomer 2018 reported revenue
2. Based on Omnova 2018 reported revenue and £/$ average exchange rate for 2018 of 0.75. Source: Omnova 2018 10-K

Synthomer PLC 11

# Synthomer Post Omnova Acquisition

## Global Speciality Chemicals Company

1. Major global player in water-based polymer solutions
2. Best-in-class process technology/ R&D platform
3. Global geographic coverage with customer proximity
4. Strong track record of safety, converting hazardous feedstocks into water-based polymers
5. Manufacturing Excellence to drive productivity + cost improvements
6. Excellent raw materials integration

Synthomer PLC 12

Important Disclosures
Forward-Looking Statements
Forward-looking statements within this Current Report on Form 8-K are being made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the transactions contemplated by the Merger Agreement with Parent. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the proposed transactions on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the proposed transactions, including, without limitation, the receipt of approval from the Company’s shareholders and Parent’s shareholders, the timing (including possible delays) and receipt of regulatory clearance from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.
Additional Information
In connection with the proposed transactions, the Company intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to the Company’s shareholders, and other documents relevant to the transactions contemplated by the Merger Agreement. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company’s at the SEC’s web site at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, from the Company’s website, www.omnova.com, or by contacting the Company’s Investor Relations at (216) 682-7003.
Participants in the Solicitation
The Company, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s investors and security holders in connection with the proposed transactions. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement and other documents relevant to the proposed transactions that the Company intends to file with the SEC. These documents may be obtained for free (when they become available) as described above.